UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 IR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2005

MAXUS REALTY TRUST, INC.
(Exact name of small business issuer as specified in its charter)

000-13754
(Commission file number)

Missouri	43-1339136
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri	64116
(Address of principal executive offices)	(Zip Code)

Trust's telephone number, including area code	(816) 303-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends Item 9.01 of the Registrant’s Current Report on Form 8-K, dated July 1, 2005 and filed July 8, 2005, regarding the completion of its acquisition of the Bicycle Club Apartments, an apartment complex located in Kansas City, Missouri. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired - Bicycle Club Apartments

Report of Independent Registered Public Accounting Firm

Statements of Revenue and Certain Expenses (as defined - Note 2) for the years ended December 31, 2003 and
2004, and the six months ended June 30, 2005 (unaudited)

Notes to the Statements of Revenue and Certain Expenses

(b) Pro Forma Financial Information

Unaudited Pro Forma Funds from Operations for the Six-Month Period Ended June 30, 2005 and the Year Ended December 31, 2004

Unaudited Pro Forma Statements of Operations for the Six-Month Period Ended June 30, 2005 and the Year Ended December 31, 2004

        Unaudited Pro Forma Balance Sheet as of June 30, 2005

Unaudited Notes to Pro Forma Information

Management’s Discussion and Analysis of Bicycle Club Apartments

(c) Exhibits

None

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Maxus Realty Trust, Inc.

Date: October 4, 2005	By:	/s/ David L. Johnson
David L. Johnson,
Chairman of the Board, President and
Chief Executive Officer

[KPMG LOGO OMITTED]

KPMG LLP
Suite 1000
1000 Walnut Street
Kansas City, MO 64106-2162
Report of Independent Registered Public Accounting Firm

The Board of Directors
Maxus Realty Trust, Inc.:

We have audited the accompanying statements of revenue and certain expenses (as defined - note 2) of Maxus Realty Trust, Inc.’s Bicycle Club Apartments for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of Maxus Realty Trust, Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc., as described in Note 2 to the financial statements. It is not intended to be a complete presentation of Bicycle Club Apartments’ revenue and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of Bicycle Club Apartments for the years ended December 31, 2004 and 2003 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP

Kansas City, Missouri
September 21, 2005

BICYCLE CLUB APARTMENTS
STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2004 AND THE SIX MONTHS ENDED JUNE 30, 2005

			June 30,
	December 31,	December 31,	2005
	2003	2004	(Unaudited)
Revenue:
Rent revenue	$1,713,000	1,666,000	828,000
Other revenue	231,000	259,000	133,000
Total revenues	1,944,000	1,925,000	961,000

Operating expenses:
Repairs and maintenance	282,000	222,000	111,000
Real estate taxes	166,000	159,000	77,000
Utilities	114,000	110,000	63,000
Property management fees -related party	129,000	114,000	63,000
Insurance	60,000	82,000	44,000
Property overhead	111,000	93,000	60,000
Other operating expenses	257,000	264,000	190,000
Total operating expenses	1,119,000	1,044,000	608,000
Operating income	$825,000	881,000	353,000

See accompanying notes to this statement of revenue and certain expenses.

BICYCLE CLUB APARTMENTS
NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES
YEARS ENDED DECEMBER 31, 2003 AND 2004 AND THE SIX MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

1. ACQUISITION OF BICYCLE CLUB APARTMENTS:

The Bicycle Club Apartments (“Bicycle Club”) is a 312-unit apartment complex located at 7909 Granby, Kansas City, Missouri. The Bicycle Club was owned by Secured Investment Resources Fund, L.P., III (“SIR III”). On March 18, 2005, SIR III entered into an Agreement and Plan of Merger to sell Bicycle Club Apartments to Maxus Operating Limited Partnership, a Delaware limited partnership (“MOLP”). MOLP is majority owned by Maxus Realty Trust (“MRTI”). The property was purchased on July 1, 2005 with a purchase price of $11,747,000. In connection with the acquisition and as part of the purchase price, MOLP assumed a mortgage loan of approximately $8,350,000 and other liabilities of approximately $312,000 and acquired other assets of approximately $1,434,000. Other assets were primarily comprised of cash and certain amounts set aside in escrow.

2. BASIS OF PRESENTATION:

The statement of revenue and certain expenses has been prepared on the accrual basis of accounting. The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of the Registrant. The statement of revenue and certain expenses is not intended to be a complete presentation of the revenues and expenses of Bicycle Club for the years ended December 31, 2003 and 2004 and the six months ended June 30, 2005. For the six months ended June 30, 2005, it is the opinion of management that all adjustments (which include only normal recurring adjustments) necessary to present fairly the revenues and certain expenses have been made.

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of Bicycle Club. Excluded expenses include mortgage interest, mortgage insurance premium and depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3. REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, damage charges, and late fees.

4. USE OF ESTIMATES:

Management of MRTI has made a number of estimates and assumptions relating to the reporting of revenues and certain expenses and the disclosure of contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

5. RELATED PARTY TRANSACTIONS:

Maxus Properties, Inc. (“Maxus”), an affiliate of the Registrant will provide property management services for Bicycle Club following the acquisition. Management fees are calculated at 5% of the total revenue collected by Bicycle Club.

David L. Johnson, Chairman, Chief Executive Officer and President of MRTI is also the beneficial owner of more than 10% of the Trust's issued and outstanding common stock, and the principal owner and President of Nichols Resources, Ltd., the general partner of SIR III. Mr. Johnson, together with his wife, jointly own approximately 85% of Bond Purchase, L.L.C. (“Bond Purchase”), a 7.81% limited partner in SIR III and the sole owner of SIR III’s general partner. Mr. Johnson is also an affiliate of Paco Development, L.L.C. (“Paco”), which was a 2.43% limited partner in SIR III. Monte McDowell, Bob Kohorst and Chris Garlich, each of whom are trustees of the Registrant, were the beneficial owners of 20.3%, 8.0% and 6.5%, respectively, of SIR III’s Partnership Units. Bond Purchase and Paco received approximately 35,884 MOLP Units in connection with the consummation of the merger transaction.

(The remainder of this page left blank intentionally.)

MAXUS REALTY TRUST, INC.
PRO FORMA FUNDS FROM OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 AND THE YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired Bicycle Club as of January 1, 2004. This pro forma information does not purport to represent operations of MRTI or Bicycle Club, nor does it purport to represent actual or expected operating results of MRTI or Bicycle Club for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

FUNDS FROM OPERATIONS

The white paper on Funds from Operations approved by the board of governors of NAREIT defines Funds from Operations as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus property related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect Funds from Operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as “extraordinary items” under GAAP and gains and losses from sales of depreciable operating property. In 2002, NAREIT clarified that Funds from Operations related to assets held for sale, sold or otherwise transferred and included in results of discontinued operations should continue to be included in consolidated Funds from Operations.

The Registrant computes Funds from Operations in accordance with the guidelines established by the white paper, which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Registrant’s financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Registrant’s liquidity, nor is it indicative of funds available to fund the Registrant’s cash needs including its ability to make distributions. The Registrant believes Funds from Operations is helpful to investors as a measure of the performance of the Registrant because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of the Registrant to incur and service debt and make capital expenditures. In the table below, revenue, expenses, net income and property related depreciation and amortization were determined in accordance with GAAP. The addition of property related depreciation and amortization to net income results in Funds from Operations which is not determined in accordance with GAAP.

For the six months ended June 30, 2005

		Pro Forma
		Adjustments
	MRTI	Acquisition
	Historical	of Bicycle	Pro Forma
	Amounts	Club	Amounts
Net loss	$(311,000)	(641,000)	(952,000)
Property related depreciation and amortization	978,000	263,000	1,241,000
Funds from Operations	$667,000	(378,000)	289,000

FUNDS FROM OPERATIONS - CONTINUED

For the year ended December 31, 2004

			Pro Forma
			Adjustments
	MRTI	Adjustments	Acquisition
	Historical	for 2004	of Bicycle	Pro Forma
	Amount	Transactions	Club	Amounts
Net income (loss)	$1,493,000	(1,962,000)	(884,000)	(1,353,000)
Property related depreciation and amortization	1,675,000	320,000	526,000	2,521,000
Funds from Operations	$3,168,000	(1,642,000)	(358,000)	1,168,000

The remainder of this page left blank intentionally.

MAXUS REALTY TRUST, INC.
PRO FORMA STATEMENTS OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 AND YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)

The following unaudited pro forma statements of operations present the operations of MRTI as if MRTI had acquired Bicycle Club on January 1, 2005, for the six months ended June 30, 2005 and January 1, 2005 for the year ended December 31, 2004. This pro forma information does not purport to represent operations of MRTI or Bicycle Club, nor does it purport to represent actual or expected operating results of MRTI or Bicycle Club for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

The unaudited pro forma statements of operations should be read in conjunction with, and are qualified in their entirety by, the historical statements of operations of Bicycle Club included in this Form 8-K/A.

Six months ended June 30, 2005
	HISTORICAL		PRO FORMA
			BICYCLE CLUB	BICYCLE CLUB
Income	MRTI	BICYCLE CLUB	ADJUSTMENTS	TRANSACTION
Revenues:
Rental	$3,150,000	828,000	---	3,978,000
Other	431,000	133,000	---	564,000
Total revenues	3,581,000	961,000	---	4,542,000

Expenses:
Depreciation and amortization	978,000	215,000	282,000	1,475,000
Repairs and maintenance	472,000	111,000	---	583,000
Turn costs and leasing	215,000	60,000	---	275,000
Utilities	259,000	63,000	---	322,000
Real estate taxes	257,000	77,000	---	334,000
Insurance	173,000	44,000	---	217,000
Property management fees - related parties	177,000	63,000	(9,000)	231,000
Other operating expenses	470,000	190,000	---	660,000
General and administrative	231,000	---	---	231,000
Total operating expenses	3,232,000	823,000	273,000	4,328,000
Net operating income (loss)	349,000	138,000	(273,000)	214,000
Interest income	(308,000)	(9,000)	231,000	(86,000)
Interest expense	1,083,000	288,000	---	1,371,000
Loss before minority interest and discontinued operations	(426,000)	(141,000)	(504,000)	(1,071,000)
Income from discontinued operations before minority interest	112,000	---	---	112,000
Less: minority interest	3,000	---	4,000	7,000
Net loss per share	$(311,000)	(141,000)	(500,000)	(952,000)

Per share data (basic and diluted):
Net loss	(0.24)	(0.11)	(0.39)	(0.74)

Weighted average shares outstanding	1,296,000	1,296,000	1,296,000	1,296,000

See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.
PRO FORMA STATEMENTS OF OPERATIONS
(UNAUDITED)
Year ended December 31, 2004

						PRO FORMA
		PRO FORMA				FOR 2004
		ADJUSTMENTS	PRO FORMA	HISTORICAL	PRO FORMA	TRANSACTIONS
	HISTORICAL	FOR 2004	FOR 2004	HISTORICAL	BICYCLE CLUB	AND SIR III
	MRTI	TRANSACTIONS	TRANSACTIONS	BICYCLE CLUE	ADJUSTMENTS	TRANSACTION
Income
Revenues:
Rental	$5,220,000	1,076,000	6,296,000	1,666,000	---	7,962,000
Other	760,000	49,000	809,000	259,000	---	1,068,000
Total revenues	5,980,000	1,125,000	7,105,000	1,925,000	---	9,030,000
Expenses:
Depreciation and amortization	1,675,000	320,000	1,995,000	430,000	402,000	2,827,000
Repairs and maintenance	792,000	114,000	906,000	222,000	---	1,128,000
Turn costs and leasing	320,000	49,000	369,000	93,000	---	462,000
Utilities	413,000	101,000	514,000	110,000	---	624,000
Real estate taxes	452,000	105,000	557,000	159,000	---	716,000
Insurance	276,000	93,000	369,000	82,000	---	451,000
Property management fees - related parties	293,000	56,000	349,000	114,000	(18,000)	445,000
Other operating expenses	810,000	119,000	929,000	264,000	---	1,193,000
General and administrative	452,000	---	452,000	---	---	452,000
Total operating expenses	5,483,000	957,000	6,440,000	1,474,000	384,000	8,298,000
Net operating income	497,000	168,000	665,000	451,000	(384,000)	732,000
Interest income	(198,000)	---	(198,000)	(21,000)	198,000	(21,000)
Interest expense	1,490,000	196,000	1,686,000	577,000	204,000	2,467,000
Loss before minority interest and discontinued operations	(795,000)	(28,000)	(823,000)	(105,000)	(786,000)	(1,714,000)
Income from discontinued operations before minority interest	2,302,000	(1,952,000)	350,000	---	---	350,000
Less: minority interest	14,000	(18,000)	(4,000)	---	(7,000)	(11,000)
Net income (loss)	$1,493,000	(1,962,000)	(469,000)	(105,000)	(779,000)	(1,353,000)

Per share data (basic and diluted):
Net income (loss) per share	$1.18	(1.55)	(.37)	(.08)	(.61)	(1.06)

Weighted average shares outstanding	1,269,000	1,269,000	1,269,000	1,269,000	1,269,000	1,269,000

See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.
PRO FORMA BALANCE SHEET
AS OF JUNE 30, 2005
(UNAUDITED)

The following unaudited pro forma information presents the balance sheet of MRTI as if MRTI had acquired Bicycle Club as of June 30, 2005. This pro forma information does not purport to represent balances of MRTI or Bicycle Club, nor does it purport to represent actual or expected balances of MRTI or Bicycle Club. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

		June 30, 2005
	MRTI	Bicycle	Pro Forma
	Historical	Club	Amounts
	Amounts
ASSETS:
Investment property
Land	$1,355,000	407,000	1,762,000
Buildings and improvement	35,674,000	9,899,000	45,573,000
Personal property	2,740,000	1,136,000	3,876,000
	39,769,000	11,442,000	51,211,000
Less accumulated depreciation	(4,937,000)	---	(4,937,000)
Total investment property	34,832,000	11,442,000	46,274,000

Cash	3,268,000	947,000	4,215,000
Escrow and reserves	1,107,000	160,000	1,267,000
Note receivable	4,112,000	---	4,112,000
Account receivable	54,000	---	54,000
Prepaid expenses and other assets	399,000	22,000	421,000
Intangible assets	9,000	305,000	314,000
Deferred expenses, less accumulated amortization	383,000	---	383,000
Total assets of continuing operations	44,164,000	12,876,000	57,040,000
Assets of discontinued operations-property held for sale	5,000	---	5,000
Total assets	$44,169,000	12,876,000	57,045,000

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Liabilities:
Mortgages notes payable	$27,595,000	8,350,000	35,945,000
Note payable	4,112,000	---	4,112,000
Accounts payable and accrued expenses	650,000	188,000	838,000
Payable to SIR III Limited Partners	---	4,214,000	4,214,000
Real estates taxes payable	396,000	77,000	473,000
Refundable tenant deposits	185,000	47,000	232,000
Other accrued liabilities	934,000	---	934,000
Total liabilities	33,872,000	12,876,000	46,748,000

Minority interest	149,000	---	149,000
Shareholder’s equity:
Common stock	1,299,000	---	1,299,000

Additional paid in capital	17,953,000	---	17,953,000
Distribution in excess of accumulated earnings	(9,104,000)	---	(9,104,000)
Total shareholders’ equity	10,148,000	---	10,148,000
Total liability and shareholders' equity	$44,169,000	12,876,000	57,045,000
See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.
UNAUDITED NOTES TO PRO FORMA FINANCIAL STATEMENTS

1. SECURED INVESTMENT RESOURCES, L.P., III (BICYCLE CLUB APARTMENTS):

The Bicycle Club Apartments (“Bicycle Club”) is a 312-unit apartment complex located at 7909 Granby, Kansas City, Missouri. The Bicycle Club was owned by Secured Investment Resources Fund, L.P., III (“SIR III”). On March 18, 2005, SIR III entered into an Agreement and Plan of Merger to sell Bicycle Club Apartments to Maxus Operating Limited Partnership, a Delaware limited partnership (“MOLP”). MOLP is majority owned by Maxus Realty Trust (“MRTI”). The property was purchased on July 1, 2005 with a purchase price of $11,747,000. In connection with the acquisition and as part of the purchase, MOLP assumed a mortgage loan of approximately $8,350,000 and other liabilities of approximately $312,000 and acquired other assets of approximately $1,434,000. Other assets were primarily comprised of cash and certain amounts set aside in escrow.

2. PARTNERSHIP MANAGEMENT FEE:

Under the terms of SIR III's Limited Partnership Agreement, the general partner of SIR III is entitled to a partnership management fee equal to 5% of total operating cash flow, as defined in the Partnership Agreement. Upon completion of the proposed merger transaction, this fee will no longer be applicable.

3. DEPRECIATION AND AMORTIZATION:

Buildings and improvements are depreciated over their estimated useful lives (consistent with the policies of Maxus Realty Trust, Inc.) of 27.5 to 40 years on a straight-line basis. Personal property is depreciated over its estimated useful life ranging from 7 to 15 years using the straight-line method. Intangible assets are amortized over the remaining lease term and represent 234,000 and 305,000 for adjustment of the six months ended June 30, 2005 and year ended December 31, 2004, respectively.

4. TAXES:

The Trust has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code. The Trust intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the pro forma statements.

5. RELATED PARTY TRANSACTIONS:

Maxus Properties, Inc. (“Maxus”), an affiliate of the Registrant will provide property management services for Bicycle Club following the acquisition. Management fees are calculated at 5% of the total revenue collected by Bicycle Club.

David L. Johnson, Chairman, Chief Executive Officer and President of MRTI is also the beneficial owner of more than 10% of the Trust's issued and outstanding common stock, and the principal owner and President of Nichols Resources, Ltd., the general partner of SIR III. Mr. Johnson, together with his wife, jointly own approximately 85% of Bond Purchase, L.L.C. (“Bond Purchase”), a 7.81% limited partner in SIR III and the sole owner of SIR III’s general partner. Mr. Johnson is also an affiliate of Paco Development, L.L.C. (“Paco”), which was a 2.43% limited partner in SIR III. Monte McDowell, Bob Kohorst and Chris Garlich, each of whom are trustees of the Registrant, were the beneficial owners of 20.3%, 8.0% and 6.5%, respectively, of SIR III’s Partnership Units. Bond Purchase and Paco received approximately 35,884 MOLP Units in connection with the consummation of the merger transaction.

6. 2005 TRANSACTIONS

On July 1, 2005, a wholly owned subsidiary of the Trust acquired an apartment complex, Bicycle Club Apartments (“Bicycle Club”).  On April 30, 2004, the Trust acquired the Terrace Apartments. On September 1, 2004, the Trust acquired the Waverly Apartments and Arbor Gate Apartments. Also, on August 25, 2004, ACI Financing, L.L.C., a subsidiary of the Trust sold the ACI Building, an office building located in Omaha, Nebraska. The adjustments for the 2005 transaction reflect the pro forma adjustments as if the Bicycle Club Apartments acquisition had occurred on January 1, 2005, for the six months ended June 30, 2005 Pro Forma Statement of Operations, and June 30, 2005 for the June 30, 2005 Pro Forma Balance Sheet. The adjustments for the year ended December 31, 2004 Pro Forma Statement of Operations reflect the 2004 acquistions as well as the Bicycle Club Apartments acquisition as if the transactions had occurred on January 1, 2004.

a.
Accounts Payable to SIR III limited partners reflected in the Pro Forma Balance Sheet for Bicycle Club is reflective of the amounts owed to those limited partners who opted to take cash once the merger was consummated. Certain limited partners of SIR III, however, have elected to receive $502,404 consideration in MOLP units instead of cash which would be reflected as an adjustment to minority interest.

b.
Interest income and expenses reflected on the Pro Forma Statements of Operations for the year ended December 31, 2004 include adjustments for interest income assumed to be eliminated by the use of cash balances used to fund the acquisition and interest expense for mortgage debt assumed to be used to fund the remainder of the cost of the acquisition. The Trust estimates the additional cash needed to fund the merger consideration (after deducting current liabilities) to be $3,300,000. Interest expense was calculated based on a current interest rate of 6.19%. Therefore, the interest expense of $204,000 is reflective of the Trust’s mortgage debt effect taking into account the current cash balance.

c.
Reflects adjustment for minority interest assuming no MOLP units issued in connection with Bicycle Club merger. However, subsequently as of September 16, 2005, 35,884 MOLP units were issued to those SIR III "accredited" limited partners requesting MOLP units. As a reult of this the Trust's minority interest will increase.

d.
Reflects $231,000 of forgone interest income for the six months ended June 30, 2005 relating to effect of merger on interest income. For purposes of this Pro Forma we are assuming no MOLP units were issued.

e.
The significant purchase price adjustments to the Pro Forma Balance Sheet are estimated in accordance with SFAS 141 and are described above. The Pro Forma Balance Sheet is presented assuming no MOLP units issued in connection with the merger of the Bicycle Club.

f.	We have adjusted depreciation and amortization to reflect the cost of the Bicycle Club's assets to MRTI and adjusted the related useful lives to match those of MRTI.

7. BASIS OF PRESENTATION

The Pro Forma Statements of Operations have been prepared on the accrual basis of accounting. The Pro Forma Statements of Operations have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a proxy statement of the Trust.

The Pro Forma Statements of Operations exclude items not comparable to the projected future operations of the Bicycle Club. Excluded expenses include a partnership management fee, depreciation and amortization which will be calculated based on the acquisition basis of the Bicycle Club fixed assets and interest income forgone. The Pro Forma Statements of Operations were prepared assuming that all considerations will be paid to the SIR III limited partners in cash. Certain affiliates of SIR III have indicated that they will elect to receive MOLP Units instead of cash, which would increase the minority interest.

8. USE OF ESTIMATES

Management of the Trust has made a number of estimates and assumptions relating to the reporting of pro forma operations and to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

9. RECLASSIFICATIONS

Certain historical 2004 amounts have been reclassified to conform with the current year presentation.

MAXUS REALTY TRUST, INC.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF BICYCLE CLUB APARTMENTS

The Bicycle Club Apartments (“Bicycle Club”) is a 312-unit apartment complex located at 7909 Granby, Kansas City, Missouri. The Bicycle Club was owned by Secured Investment Resources Fund, L.P., III (“SIR III”). On March 18, 2005, SIR III entered into an Agreement and Plan of Merger to sell Bicycle Club Apartments to Maxus Operating Limited Partnership, a Delaware limited partnership (“MOLP”). MOLP is majority owned by Maxus Realty Trust (“MRTI”). The property was purchased on July 1, 2005 with a purchase price of $11,747,000. In connection with the acquisition and as part of the purchase price, MOLP assumed a mortgage loan of approximately $8,350,000 and other liabilities of approximately $312,000 and acquired other assets of approximately $1,434,000. Other assets were primarily comprised of cash and certain amounts set aside in escrow.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are six to twelve months in term. The business in which the Registrant is engages is highly competitive. Bicycle Club is subject to competition from other similar types of properties in or near Kansas City North, Missouri. Bicycle Club competes for tenants for its apartments with other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. Bicycle Club was 92% occupied on June 26, 2005. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of Bicycle Club. Management believes that the investment in Bicycle Club was justified primarily due to its good occupancy rate, operating history, rental rates, price, financing at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of Bicycle Club. Management is still evaluating the need for future capital improvements, however, at this time the amount is not anticipated to be material.

Capital Resources and Liquidity:

Management anticipates, based on historical operating results, that Bicycle Club will generate positive cash flow on a yearly basis for the foreseeable future for the Registrant, even though operations may generate a net loss. This is due primarily to the non-cash depreciation expense recorded for the properties.

Other Factors:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to Bicycle Club, other than discussed above, that would cause the reported financial information not to be necessarily indicative of future results.